Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER, SECTION 906
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Venugopal Rathi, the Chief Financial Officer (Principal Financial Officer) of NORTH HAVEN PRIVATE INCOME FUND LLC (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•the Form 10-Q of the Company for the quarter ended September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•the information contained in the Form 10-Q of the Company for the quarter ended September 30, 2022 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2022
/s/ Venugopal Rathi
Venugopal Rathi Chief Financial Officer (Principal Financial Officer)

*The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.